Vessels, Net	6 Months Ended
Jun. 30, 2019
Property, Plant and Equipment [Abstract]
VESSELS, NET

NOTE 5: VESSELS, NET

Vessels	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2017	$1,505,013	$(254,970)	$1,250,043
Additions	234,000	(56,052)	177,948
Disposals	(51,739)	7,353	(44,386)
Balance at December 31, 2018	$1,687,274	$(303,669)	$1,383,605
Additions	5,563	(32,402)	(26,839)
Disposals	(44,000)	794	(43,206)
Balance at June 30, 2019	$1,648,837	$(335,277)	$1,313,560

Additions of vessels

2019

As of June 30, 2019, certain extraordinary fees and costs related to vessels’ regulatory requirements, including ballast water treatment system installation, amounted to $5,563 (see Note 12 — Transactions with related parties).

2018

On December 13, 2018, Navios Acquisition completed the Merger contemplated by the Merger Agreement, dated as of October 7, 2018, by and among Navios Acquisition, its direct wholly-owned subsidiary Merger Sub, Navios Midstream and NAP General Partner. Pursuant to the Merger Agreement, Merger Sub merged with and into Navios Midstream, with Navios Midstream surviving as a wholly-owned subsidiary of Navios Acquisition. The fair value of vessels acquired was $234,000.

         The transaction resulted in a bargain purchase gain as a result of the share price of Navios Midstream trading at a discount to their net asset value (“NAV”). The fair value of the vessels was determined based on vessel valuations, obtained from independent third party shipbrokers, which are among other things, based on recent sales and purchase transactions of similar vessels. The fair value of the favorable lease terms (intangible assets) was determined by reference to market data and the discounted amount of expected future cash flows. The key assumptions that were used in the discounted cash flowanalysis were as follows: (i) the contracted charter rate of the acquired charter over the remaining lease term compared to (ii) the current marketcharter rates for a similar contract and (iii) discounted using our weighted average cost of capital of 9.10%.

Disposals of vessels

2019

On March 25, 2019, Navios Acquisition sold the C. Dream, a 2000-built VLCC vessel of 298,570 dwt to an unaffiliated third party for a sale price of $21,750. The gain on sale of the vessel amounted to $651.

On May 10, 2019, following a collision incident, Navios Acquisition sold the Shinyo Ocean, a 2001-built VLCC vessel of 281,395 dwt to an unaffiliated third party for a sale price of $12,525. The gain on sale of the vessel, including the insurance claim proceeds, amounted to $2,594.

2018

On March 29, 2018, Navios Acquisition sold all the shares of the vessel-owning subsidiary of the Nave Galactic, a 2009-built VLCC vessel of 297,168 dwt to Navios Midstream for a sale price of $44,500, which was paid as of March 31, 2018. The gain on sale of the vessel, upon write-off of the unamortized dry-docking of $465 and working capital items of $376 (including costs of $200), was $25.